Exhibit 10.16

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

Socket Mobile, Inc.

Warrant for the Purchase of Shares of Common Stock,
par value $0.001 per Share

No. W-____	______ Shares
Issuance Date: May __, 2009

THIS CERTIFIES that, for value received, Securities Research Associates, Inc., with its principal office located at 80 East Sir Francis Drake Boulevard., Suite 3F, Larkspur, California 94939, or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from Socket Mobile, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, ______ shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at a price of $1.80 per share, subject to adjustment as provided herein (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. This Warrant is being issued pursuant to that certain Engagement Letter, dated as of May 5, 2009, by and between the Company and Securities Research Associates, Inc (the "Engagement Letter").

The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth. The Warrant Shares are entitled to the benefits, and subject to the obligations, set forth in the Registration Rights Agreement, dated as of May 18, 2009, among the Company, the Holder and certain other parties (the "Registration Rights Agreement").

1. Exercise Period. This Warrant may be exercised at any time or from time to time during the period commencing on the Issuance Date and ending at 5:00 P.M. Pacific time on May __, 2014 (the "Exercise Period").

2. Procedure for Exercise; Effect of Exercise.

(a) Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the delivery to the Company of a duly executed Notice of Exercise (in the form attached to this Agreement) specifying the number of Warrant Shares to be purchased, (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check (the "Aggregate Exercise Price"), and (iii) delivery to the Company of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction).

(b) Net Exercise. In lieu of exercising this Warrant pursuant to Section 2(a), if the fair market value of one Warrant Share is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

X	=	Y (A - B)
A

Where:

X	=	The number of Warrant Shares to be issued to the Holder

Y	=	The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A	=	The fair market value of one Warrant Share (at the date of such calculation)

B	=	The Exercise Price (as adjusted to the date of such calculation)

For purposes of the calculation above, the fair market value of one Warrant Share shall be the average of the closing bid prices of the common stock or the closing price quoted on the national securities exchange on which the common stock is listed as published in the Wall Street Journal, as applicable, for the ten (10) trading day period ending five (5) trading days prior to the date of determination of fair market value; provided, however, that where no public market exists for the Company's common stock at the time of such exercise, the fair market value per Warrant Share shall be determined by the Board of Directors of the Company acting in good faith.

(c) Effect of Exercise. Upon receipt by the Company of a Notice of Exercise, together with proper payment of the Aggregate Exercise Price and this Warrant (or an indemnification undertaking), as provided in this Section 2, such Warrant Shares shall be deemed to be issued to the Holder as of the close of business on such date on which the Notice of Exercise and this Warrant (or an indemnification undertaking) have been delivered and payment has been made for such Warrant Shares in accordance with this Warrant, and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. As soon as practicable following the date on which the Company has received each of the Notice of Exercise, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), the Company shall (X) issue and deliver to the address as specified in the Notice of Exercise, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise, or (Y) provided that the Company's transfer agent (the "Transfer Agent") is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation (or the execution of an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder as soon as practicable after receipt of the Warrant (or the undertaking).

3. Registration of Warrants; Transfer of Warrants. This Warrant and any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a register containing the name and address of the Holder (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

4. Restrictions on Transfer. (a) The Holder, as of the Issuance Date, represents to the Company that such Holder is acquiring the Warrants for its own account and not with a view towards the distribution thereof or of the Warrant Shares. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares are being acquired for such Holder's own account and not with a view towards distribution or resale. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder, by acceptance of this Warrant, agrees that the Holder will not transfer this Warrant or the related Warrant Shares (i) prior to delivery to the Company of an opinion of the Holder's counsel (as such opinion and such counsel are described in Section 4(b) hereof) and any other information requested by the Company, (ii) with respect to the Warrant Shares only, until registration of such Warrant Shares under the Securities Act has become effective, or (iii) after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act.

(b) The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 4(a) hereof or, with respect to the Warrant Shares only, pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company and/or any other information requested by the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration or qualification under the Securities Act as then in effect or any federal or state securities law then in effect. Upon receiving such written notice and reasonably satisfactory opinion or other information, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant and/or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 4(b) that the opinion of counsel for the Holder or other information is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made.

(c) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares. The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Warrant Shares upon which it is stamped if, unless otherwise required by state securities laws, (i) while such Warrant Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel reasonably satisfactory to the Company, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Warrant Shares may be made without registration under the applicable requirements of the Securities Act and that such legend is no longer required, or (iii) such holder provides the Company with reasonable assurance that the Warrant Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated pursuant to the Securities Act, and such holder delivers the legended Warrant Shares to the Company or the Transfer Agent.

5. Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, non-assessable, and free of preemptive rights.

6. Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:

(a) In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Exercise Price in effect immediately prior thereto shall be adjusted so that the Holder of a Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be.

(b) In the event that, at any time as a result of an adjustment made pursuant to Section 6(a) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 6(a), and the other provisions of this Section 6 with respect to the Common Stock shall apply on like terms to any such other shares.

(c) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (each such event, a "Change of Control"), then this Warrant will terminate if not exercised by the Holder no later than the closing of such Change of Control.

(d) If:

(i) the Company shall take any action which would require an adjustment in the Exercise Price pursuant to Section 6(a); or

(ii) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

(iii) there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company, or any other transaction that would constitute a Change of Control; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall cause to be mailed to each Holder at such Holder's address as shown on the Warrant Register, as promptly as possible, but at least 20 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or cash or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. However, the failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6(d).

(e) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly mail to each Holder a certificate of an officer of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof.

(f) In any case in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(i).

(g) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the reasonable opinion of the Board of Directors of the Company (the "Board") would materially adversely affect the exercise right of the Holders, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board may determine to be equitable in the circumstances; provided, however, that in no event shall the Board be required to take any such action.

(h) Upon each adjustment of the Exercise Price pursuant to this Section 6, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

(i) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the current market price of such share of Common Stock on the date of exercise of this Warrant.

7. Anti-dilution. The Exercise Price shall be further subject to adjustment as follows:

(a) For purposes of this Section 7, "New Securities" shall mean all shares of Common Stock, convertible securities, options or warrants issued by the Company within twelve (12) months after the Issuance Date (the "Anti-dilution Period"), other than issuances or deemed issuances of:

(i) shares of capital stock of the Company and all warrants (and the securities issuable upon the exercise thereof) issued in accordance with the Securities Purchase Agreement by and among the Company and certain other parties, dated as of May 18, 2009 (the "Purchase Agreement"), and all Warrants issued to the Holder pursuant to the Engagement Letter;

(ii) shares of capital stock of the Company and options, warrants or other rights to purchase capital stock of the Company issued or issuable to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock grants, restricted stock purchase agreements, option plans, purchase plans, incentive programs or similar arrangements;

(iii) shares of capital stock of the Company issued in connection with any pro rata stock split or stock dividend of the Company or recapitalization by the Company;

(iv) shares of capital stock, or options or warrants to purchase capital stock, issued to a strategic investor in connection with a strategic commercial agreement as approved by the Board;

(v) shares of capital stock, or options or warrants to purchase capital stock, issued pursuant to a commercial borrowing, secured lending or lease financing transaction approved by the Board;

(vi) shares of capital stock, or options or warrants to purchase capital stock, issued or issuable pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement;

(vii) shares of capital stock issued in an underwritten public securities offering pursuant to a registration statement filed under the Securities Act;

(viii) shares of capital stock, or options or warrants to purchase capital stock, issued or issuable to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board;

(ix) shares of capital stock, or options or warrants to purchase capital stock, issued or issuable in connection with any settlement of any action, suit, proceeding or litigation approved by the Board;

(x) shares of capital stock, or options or warrants to purchase capital stock, issued or issuable pursuant to a transaction approved by the holders of warrants representing a majority of the Common Stock issuable upon exercise of all then outstanding warrants issued pursuant to the transactions under the Purchase Agreement (including the placement agent warrants); and

(xi) securities issuable upon conversion or exercise of the securities set forth in paragraphs (i) - (x) above.

(b) For purposes of this Section 7, the consideration received by the Company for the issuance of any New Securities shall be computed as follows:

(i) Cash and property consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with such issuance;

(2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

(3) in the event New Securities are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as reasonably determined in good faith by the Board.

(ii) The consideration per share received by the Company for the issuance of options or convertible securities shall be determined by dividing

x: the total amount, if any, received or receivable by the Company as consideration for the issue of such options or convertible securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such options or the conversion or exchange of such convertible securities, or in the case of options for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities by

y: the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or the conversion or exchange of such convertible securities.

(c) In case the Company shall issue or sell any New Securities during the Anti-dilution Period for a consideration per share less than the Exercise Price then in effect (the "New Price"), then upon such issuance or sale, the Exercise Price shall be adjusted to equal such New Price.

8. Adjustment of Exercise Price for Failure of Registration Statement to Become Effective. In the event the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the Securities and Exchange Commission on or prior to the Required Effective Date (as defined in the Registration Rights Agreement), then the Exercise Price then in effect shall be reduced by two percent (2%) of the original Exercise Price (as adjusted in accordance with the terms of this Warrant) for each full month after the Required Effective Date that the Registration Statement has failed to become effective, subject to a maximum reduction of six percent (6%) of the original Exercise Price (as adjusted in accordance with the terms of this Warrant).

9. Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

10. Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and the execution of an indemnification undertaking in a form reasonably acceptable to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like tenor, and denomination.

11. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

12. Governing Law. This Warrant shall be construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

* * *

Dated: May __, 2009	SOCKET MOBILE, INC.

By:_____________________
Name: David W. Dunlap Title: Chief Financial Officer

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of Socket Mobile, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:___________________

By:_____________________

Signature

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To: Socket Mobile, Inc.
39700 Eureka Drive
Newark, California 94560
Attention: Chief Financial Officer

NOTICE OF EXERCISE

The undersigned hereby exercises its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

_______________________________________

_______________________________________

_______________________________________

(Print Name, Address and Social Security
or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address of record of the undersigned upon the Warrant Register.

The undersigned hereby represents and warrants that the aforesaid Warrant Shares are being acquired for the account of the undersigned and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. All representations and warranties of the undersigned set forth in the Warrant are true and correct as of the date hereof.

Dated:___________________

By:_____________________

Print Name

________________________

Signature

Address:

_______________________________________

_______________________________________

_______________________________________